UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

Guidewire Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 Park Pl, Suite 200

San Mateo, CA 94403

(Address of principal executive offices, including zip code)

(650) 357-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 19, 2023, Guidewire Software, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Company’s 2023 definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 2, 2023, as supplemented on December 1, 2023 (the “Proxy Statement”). Present at the Annual Meeting in person or by proxy were holders of 77,508,094 shares of the Company’s common stock, representing a majority of the Company’s issued and outstanding shares as of October 23, 2023, the record date for the Annual Meeting, and constituting a quorum under the Company’s amended and restated bylaws. The following proposals were voted upon, and the final results with respect to each such proposal are set forth below:

1.	Election of Directors

The stockholders elected the eight persons named below as directors of the Company, each to serve for a one-year term expiring at the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified. The results of such vote were:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Marcus S. Ryu	72,943,332	942,171	10,886	3,611,705
Paul Lavin	71,103,775	2,765,588	27,026	3,611,705
Mike Rosenbaum	73,613,547	260,981	21,861	3,611,705
David S. Bauer	72,827,735	1,038,170	30,484	3,611,705
Margaret Dillon	70,874,630	2,994,033	27,726	3,611,705
Michael C. Keller	72,485,380	1,380,166	30,843	3,611,705
Catherine P. Lego	71,227,326	2,639,490	29,573	3,611,705
Rajani Ramanathan	72,588,582	1,277,016	30,791	3,611,705

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2024. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
76,239,641	1,219,699	48,754	0

3.	Advisory Vote on Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
72,645,071	1,226,014	25,304	3,611,705

4.

Approval of the Amendment and Restatement of the Guidewire Software, Inc. 2020 Stock Plan to Increase the Total Number of Shares of Common Stock Available for Issuance Under the Stock Plan by 3,800,000

The stockholders approved the amendment and restatement of the Guidewire Software, Inc. 2020 Stock Plan to increase the total number of shares of common stock available for issuance under the stock plan by 3,800,000. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
70,314,431	3,556,524	25,434	3,611,705

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDEWIRE SOFTWARE, INC.

Date: December 21, 2023

	By:	/s/ Winston King
Winston King
Chief Administrative Officer, General Counsel and Secretary